UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 7, 2023

Date of Report (Date of earliest event reported)

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wan Chai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8363

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item – 1.01 Entry into a Material Definitive Agreement.

AGBA Group Holding Limited (“AGBA” or the “Company”), entered into an Equity Purchase Agreement with Williamsburg Venture Holdings, LLC, a Nevada limited liability company (“Investor”), pursuant to which the Investor agreed to invest up to Fifty Million Dollars ($50,000,000) over a 36-month period (unless otherwise determined therein) in accordance with the terms and conditions of an Equity Purchase Agreement, dated as of September 7, 2023, by and between AGBA and the Investor (the “Equity Purchase Agreement”). During the term, the Company shall be entitled to put to the Investor, and the Investor shall be obligated to purchase, such number of ordinary shares of AGBA (such shares, the “Put Shares”) and at such price as are determined in accordance with the Equity Purchase Agreement. The per share purchase price for the Put Shares shall be the average of the highest and lowest traded price of the ordinary shares on the principal market for five (5) consecutive trading days immediately preceding the relevant Closing Date (defined therein), as reported by Bloomberg Finance L.P. or other reputable source. Further, in consideration of AGBA’s Put rights, the Investor shall be entitled to 600,000 ordinary shares of AGBA within no later than 5 trading days from the date of the Equity Purchase Agreement and pursuant to the Equity Purchase Agreement, the Investor may not acquire at any point, more than 5% of the outstanding ordinary shares of AGBA.

In connection with the Equity Purchase Agreement, the parties also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to register with the SEC the ordinary shares issuable under the Equity Purchase Agreement, among other securities.

The foregoing descriptions of the Equity Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the Investment Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report and incorporated herein by reference. A copy of the press release is attached to this Current Report as Exhibit 99.1, and the information in Exhibit 99.1 and 99.2 is incorporated herein by reference.

Item - 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

10.1	Equity Purchase Agreement, dated September 7, 2023, by and between AGBA Group Holding Limited and Williamsburg Venture Holdings, LLC
10.2	Registration Rights Agreement, dated September 7, 2023, by and between AGBA Group Holding Limited and Williamsburg Venture Holdings, LLC
99.1	Press Release dated September 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
	Title:	Acting Group Chief Financial Officer

Dated: September 7, 2023

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